[GRAPHIC]

                                  SELIGMAN
                          ----------------
                            COMMUNICATIONS
                           AND INFORMATION
                                FUND, INC.



                                                         MID-YEAR REPORT

                                                          JUNE 30, 2001

                                                             --------

                                                      SEEKING CAPITAL GAIN

                                                           BY INVESTING

                                                           IN COMPANIES

                                                         OPERATING IN THE

                                                          COMMUNICATIONS,

                                                         INFORMATION, AND

                                                        RELATED INDUSTRIES




                                                              [LOGO]

                                                      J. & W. SELIGMAN & CO.
                                                           INCORPORATED
                                                         ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

[GRAPHIC]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
To the Shareholders .......................................................    1
Interview With Your Portfolio Manager .....................................    2
Performance Overview ......................................................    5
Portfolio Overview ........................................................    7
Portfolio of Investments ..................................................    9
Statement of Assets and Liabilities .......................................   11
Statement of Operations ...................................................   12
Statements of Changes in Net Assets .......................................   13
Notes to Financial Statements .............................................   14
Financial Highlights ......................................................   20
Report of Independent Auditors ............................................   22
Board of Directors ........................................................   23
Executive Officers AND For More Information ...............................   24
Glossary of Financial Terms ...............................................   25

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

Seligman Communications and Information Fund had an outstanding first half of 2001. For the six-month period ended June 30, 2001, Seligman Communications and Information Fund far outpaced its benchmark index, its peer group, and the broad stock market, with a total return of 11.98%. During this same period, the JPMorgan H&Q Technology Index lost 22.26%, the Lipper Science & Technology Funds Average lost 25.93%, and the Standard & Poor's Composite Stock Index (S&P 500) lost 6.70%.

The Fund delivered these returns in a difficult stock market environment, through strict adherence to its highly disciplined strategy of investing in companies with reasonable prices relative to their growth rates, profitability, and cash flows. This strategy helped the Fund avoid the significant losses incurred by many of its competitors and the general technology indices.

The US economy continued to slow appreciably and companies' earnings generally fell short of their targets. The current slowdown has been characterized by a dramatic decrease in capital expenditures, particularly in the technology area, a decrease in industrial production, weak corporate earnings, and rising unemployment. However, both consumer spending and the housing market have remained strong, and these factors have been crucial in helping the economy avoid recession.

Technology companies in particular are struggling with overcapacity. During the technology boom of the late 1990s, many companies took advantage of readily available capital to build their capacity, creating a glut that is now hurting profits. For the most part, industrial companies are in a better position than technology companies, but their profits have been hurt as well by a strong dollar and weak demand from abroad.

The Federal Reserve Board has responded aggressively to these circumstances, lowering interest rates six times during the first six months of 2001, for a total of 275 basis points. The Fed hopes that monetary easing will encourage increased business investment and stimulate growth. The Fed has indicated that it considers near-term economic weakness to be more threatening to prosperity than any inflationary pressures caused by monetary easing. In fact, inflationary forces have remained benign, giving the Fed flexibility to cut rates again later this year.

Looking ahead to the remainder of 2001, we anticipate that the economy will respond favorably to the Fed's interest rate cuts. Economic response to changes in monetary policy typically has a lag time of six to nine months; therefore, the economy should just be beginning to respond to this stimulus. Corporate earnings may well have bottomed out, and profits could begin to recover as early as the end of 2001, but more likely in 2002. Consumer spending could receive an additional boost from the federal tax rebate, as well as from lower energy prices.

While the Fund was able to deliver positive and very competitive returns during this difficult period, we would like to remind investors that the technology sector is volatile, and we believe that a long-term perspective is crucial for any investor who participates in this sector. A discussion with your portfolio manager, as well as the Fund's investments results, portfolio of investments and financial statements, follows this letter. Thank you for your continued confidence in Seligman Communications and Information Fund.

By order of the Board of Directors,


/s/ William C. Morris
---------------------
William C. Morris
Chairman

                           /s/ Brian T. Zino
                           -----------------
                           Brian T. Zino
                           President

August 17, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK

Q: HOW DID SELIGMAN COMMUNICATIONS AND INFORMATION FUND PERFORM DURING THE SIX
   MONTHS ENDED JUNE 30, 2001?

A: For the six months ended June 30, 2001, Seligman Communications and
   Information Fund posted a total return of 11.98% based on the net asset value of Class A shares. During the same time, the JPMorgan H&Q Technology Index, which measures the performance of the technology market, returned -22.26%, and the Lipper Science & Technology Funds Average, which measures the performance of the Fund's peers, returned -25.93%. The broad stock market, as measured by the Standard & Poor's Composite Stock Index (S&P 500), returned -6.70%.

Q: THE FUND DELIVERED STRONG RETURNS WITHIN AN EXTREMELY DIFFICULT MARKET,
   PARTICULARLY FOR TECHNOLOGY STOCKS. WHAT ALLOWED THE FUND TO OUTPERFORM AS IT DID?

A: The Fund has a highly disciplined investment strategy in which we only purchase stocks we believe are trading at reasonable prices relative to criterion such as growth rates, profitability, and cash flow. This approach based on fundamentals enabled the Fund to sidestep many of the companies that had soared to lofty valuations during the late 1990s, and that subsequently crashed in 2000 and 2001. Our process led us instead to select many small- and mid-sized stocks that had been overlooked when the broader technology market was rising. Investors are now paying attention to these stocks, which have had more reasonable valuations. Many of these smaller companies have recently been pursued by larger companies as well. The portfolio benefited over the past six months when some of the smaller companies we owned were taken over by larger firms.

Q: WHAT SECTORS OF THE FUND'S PORTFOLIO CONTRIBUTED TO THE FUND'S STRONG
   PERFORMANCE?

A: The Fund's largest industry weighting during this time was software, and we have continued to increase our exposure to this industry. Software is a very broad area and we are highly selective about the software companies we choose for the Fund's portfolio. Within software we held a number of companies within the electronic design subsector, which has remained relatively robust because electronics systems companies have been relying on innovation as a way to survive and grow through this economic downturn.

   Semiconductors was another area where subsector selection was crucial and which contributed positively to portfolio performance. Fortunately, our semiconductor exposure was modest in the areas of communications and wireless. Our semiconductor holdings are concentrated in consumer, industrial, and automotive electronics -- all of which have kept spending relatively stable.

   Within the computer hardware and peripherals sector, we had a significant weighting in the printer-related area, which benefited performance. One of the largest positions in the Fund and one of our best-performing companies was Lexmark International, the second-largest inkjet printer company in the United States. The printer business is somewhat predictable because

--------------------------------------------------------------------------------

A TEAM APPROACH

Seligman Communications and Information Fund is managed by the Seligman Global Technology Team, headed by Paul H. Wick. Mr. Wick and his team of seasoned research professionals visit the management of hundreds of technology companies each year to identify those that offer the greatest potential for growth. Stocks purchased for the Fund are continually monitored by the Team, and disciplined buy/sell policies are followed.

--------------------------------------------------------------------------------

[PHOTO]

TECHNOLOGY TEAM: (STANDING, FROM LEFT) SANGEETH PERURI, REEMA SHAH, AJAY DIWAN, PAUL WICK, SUSHIL WAGLE, THOMAS HIRSCHFELD, STORM BOSWICK, JAMES NGUYEN, RICH PAROWER, LAUREN WU, PATRICK RENDA, (SEATED, FROM LEFT) GREGORY COTE, STEVE WERBER, CHRISTOPHER BOOVA, VISHAL SALUJA, (NOT PICTURED) LAWRENCE ROSSO, HANK SWIGGETT

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK

   replacement purchases of inkjet and laserjet cartridges are generally necessary for business operations. Companies may cut back on servers, PCs, and storage systems, but they need to print documents to maintain their businesses. This is an example of our overall effort to find companies that we believe have more reliability and more resilience to this economic and technology industry downturn.

Q: MANY AREAS OF TECHNOLOGY DELIVERED POOR RETURNS DURING THIS SIX-MONTH PERIOD.
   WERE YOU ABLE TO AVOID ANY OF THESE INDUSTRIES?

A: Telecommunications was one of the worst-performing areas of the market, and we were able to avoid it. We had almost no exposure to wireless communications, particularly cell phones. We accurately predicted that cell phones sales would slow as the US and western European markets -- the two largest global markets for cell phones -- reached the point of near saturation. In our opinion, cell phones are no longer a high-growth business, and are now a mature market. In addition, consumers are not using cell phones to access the internet as these companies had anticipated. The introduction of new phones has been delayed because of ongoing technological problems and users seem reluctant to pay more for internet functionality.

   Wireline businesses, such as broadband service providers, also delivered weak performances. Between 1998 and 2000, these companies raised huge amounts of cash by issuing both stock and high-yield debt. The capital was primarily used to build long-distance fiber optic networks. There were so many companies doing this with so much money behind them that there is now excess capacity in long-haul bandwidth. Consumer demand hasn't grown as expected and, at the same time, many internet companies, which had used large amounts of bandwidth to send data, are now out of business or have sharply reduced their expenditures. As a result of the glut in supply and the falloff in demand, prices for bandwidth have fallen by about 90% over the past year. This situation also hurt telecom equipment providers because broadband carriers are no longer building additional infrastructure.

   Personal computers (PCs) was another area of poor performance that we were able to avoid. Up until the middle of last year unit sales for this market grew by about 12 to 20 percent every year. However, replacement cycles have now lengthened for both consumers and businesses, and there are fewer first-time buyers. Over this six-month period, PC unit sales contracted, an event that has only happened once before in the industry's 20-year history, in 1986. We believe PCs will be a slow-growth business for some time.

Q: WHAT HOLDINGS BENEFITED THE FUND'S PERFORMANCE?

A: One of our largest holdings, Novellus Systems, did extremely well during this six-month period. Semiconductor capital equipment stocks in general performed relatively well because investors believe they will weather the downturn. Novellus Systems did particularly well because they are perceived to be the best-positioned company with respect to next-generation technology.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK

    Microsoft delivered a much stronger performance during this time because the risk that it will be broken up by the government has lessened considerably. In addition, it has a rich new product cycle under way and, within a very difficult market, its earnings have remained relatively strong and predictable.

Q:  WHAT HOLDINGS DETRACTED FROM THE FUND'S PERFORMANCE?

A: Macromedia was the largest detractor from the Fund's performance. The company creates software for designing websites and, as companies (particularly within the hard-hit dot-com area) cut back on spending for website design, its revenues declined sharply.

    Cisco Systems was another poor performer for the Fund. Many of Cisco's customers are broadband service providers, and when they reduced spending on wireline equipment it directly impacted Cisco.

Q:  WHAT IS YOUR OUTLOOK?

A: We believe the investment environment for technology will remain difficult for the next six months to one year, and in the case of certain subsectors of the market, recovery will likely take even longer. We are particularly concerned about the growth prospects for wireline equipment, wireless infrastructure, cell phones, and PCs, and we are avoiding these areas.

    However, we do believe there will be pockets of strength, particularly in certain areas of the software industry and in information services. We are optimistic about the information services area because many of these companies have recurring revenue streams, which make them well positioned to withstand the general downturn in technology spending.

    As we seek to manage the Fund successfully through this correction in the technology sector, we are also looking at media companies more closely. As the economy recovers, we believe that media companies will be among the first to benefit. Companies such as cable television networks, billboard providers, radio stations, and advertising agencies should begin to see increased revenues as companies once again increase their advertising budgets.

    Overall, we are focused on finding market leaders -- those companies that will emerge stronger as a result of gaining significant market share and building meaningful market-positioning advantage through this recessionary spending environment.

--------------------------------------------------------------------------------

SECURITIES THAT HAD THE GREATEST IMPACT ON NET ASSET VALUE (NAV)
FOR THE SIX MONTHS ENDED JUNE 30, 2001

TOP CONTRIBUTORS

                                                                       IMPACT
SECURITY                                                               ON NAV
------------                                                          --------

Novellus Systems ..............................................         $0.59
Microsoft .....................................................          0.27
Lexmark International (Class A) ...............................          0.26
Electronics For Imaging .......................................          0.24
Amkor Technology ..............................................          0.24
Microchip Technology ..........................................          0.24
Lattice Semiconductor .........................................          0.22
Clear Channel Communications ..................................          0.22
Computer Associates International .............................          0.22
Symantec ......................................................          0.21
                                                                        -----
Total .........................................................         $2.71
                                                                        =====

TOP DETRACTORS
                                                                       IMPACT
SECURITY                                                               ON NAV
------------                                                          --------

Macromedia ....................................................         $0.46
Openwave Systems ..............................................          0.14
Cisco Systems .................................................          0.13
Check Point Software Technologies .............................          0.12
Agilent Technologies ..........................................          0.10
CIENA .........................................................          0.10
Commerce One ..................................................          0.09
Analog Devices ................................................          0.08
Vignette ......................................................          0.08
Integrated Device Technology ..................................          0.07
                                                                        -----
Total .........................................................         $1.37
                                                                        =====
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2001

                                                                               AVERAGE ANNUAL
                                                  ---------------------------------------------------------------------------
                                                                                         CLASS B       CLASS C       CLASS D
                                                                                          SINCE         SINCE         SINCE
                                       SIX         ONE           FIVE           10      INCEPTION     INCEPTION     INCEPTION
                                      MONTHS*      YEAR          YEARS         YEARS     4/22/96       5/27/99       5/3/93
                                      ------       ----          -----         -----    ---------     ---------     ---------
CLASS A**
With Sales Charge                      6.67%      (35.76)%       17.74%        23.94%        n/a           n/a           n/a
Without Sales Charge                  11.98       (32.55)        18.89         24.55         n/a           n/a           n/a

CLASS B**
With CDSC+                             6.53       (35.86)        17.78           n/a       15.71%          n/a           n/a
Without CDSC                          11.53       (33.04)        17.97           n/a       15.81           n/a           n/a

CLASS C**
With Sales Charge and CDSC             9.43       (34.22)          n/a           n/a         n/a          7.37%          n/a
Without Sales Charge and CDSC         11.54       (32.99)          n/a           n/a         n/a          7.89           n/a

CLASS D**
With 1% CDSC                          10.54       (33.58)          n/a           n/a         n/a           n/a           n/a
Without CDSC                          11.54       (33.02)        17.98           n/a         n/a           n/a         23.36%

JPMORGAN
   H&Q TECHNOLOGY INDEX***           (22.26)      (50.43)        18.23         22.01       16.21++       (1.17)(o)     22.55+++

LIPPER SCIENCE &TECHNOLOGY
  FUNDS AVERAGE***                   (25.93)      (53.32)        18.24         22.47       16.90++       (0.41)(o)     22.61+++

S&P500***                             (6.70)      (14.83)        14.47         15.10       14.62++       (1.74)(o)     15.57+++

NET ASSET VALUE

                   JUNE 30, 2001  DECEMBER 31, 2000   JUNE 30, 2000
                   -------------  -----------------   -------------
CLASS A               $28.33            $25.30           $49.03
CLASS B                25.34             22.72            44.88
CLASS C                25.33             22.71            44.84
CLASS D                25.32             22.70            44.84

CAPITAL GAIN (LOSS) INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 2001

REALIZED                        $(1.593)(oo)
UNREALIZED                        0.837 (ooo)

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

-------------------------
    * Returns for periods of less than one year are not annualized.
   ** Return figures reflect any change in price per share and assume the investment of capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
  *** The JPMorgan H&Q Technology Index, Standard & Poor's 500 Composite Stock
      Index (S&P 500), and the Lipper Science & Technology Funds Average are unmanaged benchmarks that assume the reinvestment of dividends and capital gain distributions. The Lipper Science & Technology Funds Average does not reflect any sales charges and the S&P 500 does not reflect any fees or sales charges. The JPMorgan H&Q Technology Index measures the performance of US technology stocks. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. The Lipper Science & Technology Funds Average measures the performance of mutual funds with objectives similar to the Fund. The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.
    + The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.
   ++ From April 30, 1996.
  +++ From April 30, 1993.
  (o) From May 31, 1999.
 (oo) Excludes undistributed taxable realized gain from 2000 of approximately $0.535 per share, to be paid in 2001.
(ooo) Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 2001.

PERFORMANCE OVERVIEW

GROWTH OF AN ASSUMED $10,000 INVESTMENT


[The following tables represents mountain charts in the printed piece.]

CLASS A SHARES

JUNE 30, 1991 TO JUNE 30, 2001

                     $85,544
Total Value at June 30, 2001

6/30/91                9523
                      10926
                      12356
                      12762
6/30/92               11470
                      11512
                      14495
                      14696
6/30/93               16534
                      19091
                      19587
                      20447
6/30/94               18872
                      24487
                      26501
                      30228
6/30/95               39226
                      44402
                      37998
                      35959
6/30/96               36011
                      38223
                      42534
                      41431
6/30/97               48559
                      60626
                      52294
                      59087
6/30/98               57580
                      48268
                      70035
                      69876
6/30/99               80997
                      84484
                     122224
                     141598
6/30/00              126828
                     107462
                      76395
                      70507
6/30/01               85544

$9,523* Initial Amount Invested


CLASS B SHARES

APRIL 22, 1996+ TO JUNE 30, 2001

                     $21,429**
Total Value at June 30, 2001

4/22/96               10000
6/30/96                9372
                       9930
12/30/96              11029
                      10722
6/30/97               12546
                      15632
12/31/97              13451
                      15168
6/30/98               14818
                      12341
12/31/98              17875
                      17801
6/30/99               20599
                      21438
12/31/99              30952
                      35794
6/30/00               32000
                      27081
12/31/00              19213
                      17691
6/30/01               21429

$10,000 Initial Amount Invested 4/22/96

CLASS C SHARES

MAY 27, 1999+ TO JUNE 30, 2001

                     $11,607
Total Value at June 30, 2001

5/27/99                9899
6/30/99               11149
                      11603
12/30/99              16762
                      19377
6/30/00               17322
                      14661
12/31/00              10406
                       9586
6/30/01               11607

$9,899* Initial Amount Invested 5/27/99


CLASS D SHARES

MAY 3, 1993+ TO JUNE 30, 2001

                     $55,516
Total Value at June 30, 2001

5/3/93                10000
6/30/93               11471
                      13186
                      13489
                      14036
6/30/94               12922
                      16740
                      18067
                      20571
6/30/95               26641
                      30108
                      25722
                      24288
6/30/96               24288
                      25722
                      28570
                      27774
6/30/97               32487
                      40486
                      34817
                      39266
6/30/98               38376
                      31956
                      46285
                      46108
6/30/99               53344
                      55519
                      80184
                      92716
6/30/00               82882
                      70150
                      49772
                      45847
6/30/01               55516

$10,000 Initial Amount Invested 5/3/93


These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

    Investments in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman Communications and Information Fund invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in global technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

----------
 * Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
** Excludes the effect of the 1% CDSC.
 + Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS

JUNE 30, 2001

                                                                                                             PERCENT OF NET ASSETS
                                                                                                             ----------------------
                                                                                                               JUNE 30, DECEMBER 31,
                                                              ISSUES          COST               VALUE           2001        2000
                                                            ------------------------------------------------------------------------
STOCKS AND CONVERTIBLE BONDS:
  Communications Infrastructure ..........................       6       $ 268,129,668       $ 218,468,734         3.0       6.9
  Computer Hardware/Peripherals ..........................       9         622,524,146         643,285,168         8.9       5.4
  Computer Software ......................................      17       1,587,244,312       1,655,833,875        23.0      18.0
  Electronic Components ..................................       3         246,155,943         178,300,000         2.5       6.0
  Electronic Manufacturing Services ......................      10         565,988,327         582,177,276         8.1       5.6
  Electronics Capital Equipment ..........................      17         890,919,920         997,285,539        13.9      14.4
  Information Services ...................................       9         548,459,424         691,482,189         9.6       8.1
  Internet/Online ........................................      --                  --                  --        --         1.4
  Media ..................................................       4         283,256,021         276,139,750         3.8       7.5
  Semiconductors .........................................      12       1,211,931,194       1,257,869,514        17.4      20.1
  Miscellaneous ..........................................       2          11,069,643          10,130,762         0.1       0.8
                                                               ---      --------------      --------------       -----     -----
                                                                89       6,235,678,598       6,510,972,807        90.3      94.2

VENTURE CAPITAL INVESTMENTS ..............................      86         113,039,310          61,834,098         0.8       1.4
SHORT-TERM HOLDINGS AND
    OTHER ASSETS LESS LIABILITIES ........................       8         641,342,007         641,342,007         8.9       4.4
                                                               ---      --------------      --------------       -----     -----
NET ASSETS ...............................................     183      $6,990,059,915      $7,214,148,912       100.0     100.0
                                                               ===      ==============      ==============       =====     =====


LARGEST INDUSTRIES
JUNE 30, 2001

LARGEST INDUSTRIES

       [The following table represents a bar chart in the printed piece.]

                             Percent of Net Assets

      23.1            17.4            13.8            9.7             8.9

$1,655,833,875   $1,257,869,514   $997,285,539   $691,482,189    $643,285,168

   COMPUTER           SEMI-       ELECTRONICS     INFORMATION      COMPUTER
   SOFTWARE        CONDUCTORS       CAPITAL         SERVICES       HARDWARE/
                                   EQUIPMENT                      PERIPHERALS

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES
---------------------
Microsoft*
Lexmark International (Class A)*
Computer Associates International
Cadence Design Systems*
Sabre Holdings*
Polycom*
American Power Conversion*
Advanced Micro Devices
Photronics*
DuPont Photomasks*

TEN LARGEST SALES
-----------------
Novellus Systems**
Clear Channel Communications**
First Data**
KLA-Tencor**
Maxim Integrated Products**
Cypress Semiconductor**
Comcast (Class A)**
Charter Communications (Class A)**
Cisco Systems**
Compaq Computers**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

----------
 * Position added during the period.
** Position eliminated during the period.


--------------------------------------------------------------------------------

LARGEST PORTFOLIO HOLDINGS
JUNE 30, 2001

SECURITY                                                                VALUE
--------                                                            ------------
Microsoft ...............................................           $359,150,000
Lexmark International (Class A) .........................            302,625,000
Symantec ................................................            269,111,000
CSG Systems International ...............................            241,230,000
Amkor Technology ........................................            222,500,000
Lattice Semiconductor ...................................           $222,300,000
Computer Associates International .......................            216,000,000
Autodesk ................................................            208,852,000
Synopsys ................................................            195,580,000
SunGard Data Systems ....................................            195,065,000

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001
                                                      SHARES           VALUE
                                                    ---------       ------------
COMMON STOCKS  90.2%

COMMUNICATIONS
   INFRASTRUCTURE  3.0%
Cisco Systems*                                      2,826,100       $ 51,406,759
Crown Castle International*                         2,000,000         32,800,000
Polycom*                                            3,200,000         73,088,000
QUALCOMM*                                             235,000         13,743,975
Tektronix*                                          1,000,000         27,150,000
Ulticom*                                              600,000         20,280,000
                                                                    ------------
                                                                     218,468,734
                                                                    ------------
COMPUTER HARDWARE/
   PERIPHERALS  8.9%
American Power Conversion*                        5,000,000           78,375,000
Avocent*(o)                                       3,000,000           67,875,000
Electronics For Imaging*(o)                       4,966,800          146,768,940
Lexmark International
  (Class A)                                       4,500,000          302,625,000
Mobility Electronics*                               114,991              312,200
Mobility Electronics
  (Series C)*                                       200,000              543,000
Mobility Electronics                                562,615            1,527,500
Symbol Technologies                               1,000,000           22,200,000
Tech Data*                                          676,600           23,058,528
                                                                   -------------
                                                                     643,285,168
                                                                   -------------
COMPUTER
   SOFTWARE  23.0%
Autodesk(o)                                       5,600,000          208,852,000
BMC Software*                                       500,000           11,270,000
Cadence Design Systems*                           4,500,000           83,835,000
Citrix Systems*                                   1,000,000           34,975,000
Computer Associates
  International                                   6,000,000          216,000,000
i2 Technologies*                                  1,500,000           29,692,500
Legato Systems*                                   1,000,000           15,945,000
Mentor Graphics*                                  2,000,000           34,370,000
Microsoft*                                        5,000,000          359,150,000
NetIQ*                                              750,000           23,782,500
Peregrine Systems*                                1,468,000           42,359,140
Rational Software*                                2,856,900           79,407,535
RSA Security*                                     1,000,000           31,025,000
Symantec*(o)                                      6,200,000          269,111,000
Synopsys*(o)                                      4,000,000          195,580,000
Verity*                                             500,000            9,917,500
Wind River Systems*                                 620,000           10,561,700
                                                                   -------------
                                                                   1,655,833,875
                                                                   -------------
ELECTRONIC
   COMPONENTS  2.5%
Amphenol (Class A)*                                1,500,000        $ 60,075,000
Arrow Electronics*                                 2,500,000          60,725,000
Vishay Intertechnology*                            2,500,000          57,500,000
                                                                    ------------
                                                                     178,300,000
                                                                    ------------
ELECTRONIC MANUFACTURING
   SERVICES  8.1%
Amkor Technology*(o)                              10,000,000         222,500,000
ASAT Holdings (ADRs)*
  (Hong Kong)                                      2,000,000           9,140,000
ASE Test* (Taiwan)                                 1,500,000          19,185,000
CoorsTek*(o)                                         889,300          33,348,750
DDi*                                               1,800,000          36,900,000
Jabil Circuit*                                       979,100          30,215,026
Sanmina*                                           1,500,000          35,445,000
SCI Systems*                                       6,500,000         165,750,000
TTM Technologies*                                  1,350,000          11,893,500
United Microelectronics (ADRs)*(o) (Taiwan)        2,000,000          17,800,000
                                                                    ------------
                                                                     582,177,276
                                                                    ------------

ELECTRONICS CAPITAL
   EQUIPMENT  13.8%
ASM International*
  (Netherlands)                                      500,000           9,650,000
ATMI*(o)                                           2,800,000          85,540,000
Axcelis Technologies*                                700,000          10,202,500
Cognex*(o)                                         2,769,200          93,751,266
Credence Systems*(o)                               2,800,000          67,858,000
Cymer*                                               500,000          12,947,500
Electro Scientific Industries*(o)                  2,450,000          88,383,750
Entegris*(o)                                       4,522,500          51,805,238
FEI*                                               1,100,000          44,880,000
Kulicke and Soffa Industries*                      1,000,000          17,080,000
Lam Research*                                      3,500,000         104,702,500
Mattson Technology*                                  500,000           8,740,000
Novellus Systems*(o)                               2,351,900         133,576,160
Orbotech*(o) (Israel)                              3,000,000         105,915,000
Teradyne*                                          2,800,000          92,680,000
Veeco Instruments*(o)                              1,624,500          65,386,125
                                                                    ------------
                                                                     993,098,039
                                                                    ------------
INFORMATION
   SERVICES  9.6%
Amdocs*                                              300,000          16,155,000
Convergys*                                         1,000,000          30,250,000
CSG Systems International*(o)                      4,250,000         241,230,000
Frontline Capital Group (warrants)                    15,868                  --
Instinet Group (The)*                              1,754,700          32,716,382
KPMG Consulting*                                   2,250,000          34,548,750
Sabre Holdings*                                    2,100,000         105,000,000
SunGard Data Systems*                              6,500,000         195,065,000
TMP Worldwide*                                       610,500          36,517,057
                                                                    ------------
                                                                     691,482,189
                                                                    ------------
----------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001
                                                                     SHARES OR
                                                  PRIN. AMT.           VALUE
                                                  ---------       --------------
MEDIA  3.8%
Clear Channel
  Communications*                                 2,000,000 shs.  $  125,400,000
EchoStar Communications
  (Class A)                                       2,000,000           64,900,000
Getty Images*                                       500,000           13,127,500
Lamar Advertising (Class A)*                      1,690,000           72,712,250
                                                                  --------------
                                                                     276,139,750
                                                                  --------------
SEMICONDUCTORS  17.4%
Advanced Micro Devices*                           6,500,000          187,720,000
Analog Devices*                                   3,000,000          129,750,000
Cirrus Logic*                                     2,300,000           52,980,500
DuPont Photomasks*(o)                             1,461,900           70,397,797
Fairchild Semiconductor*                          4,000,000           92,000,000
Integrated Circuit Systems*                       2,250,000           42,423,750
Integrated Device
  Technology*(o)                                  5,000,000          156,750,000
International Rectifier*                          1,500,000           51,150,000
Lattice Semiconductor*(o)                         9,000,000          222,300,000
Maxim Integrated Products*                          500,000           22,222,500
Microchip Technology*                             4,999,999          166,174,967
Photronics*(o)                                    2,500,000           64,000,000
                                                                  --------------
                                                                   1,257,869,514
                                                                  --------------
MISCELLANEOUS  0.1%
net.Genesis*                                        451,806              365,962
Sensormatic Electronics*                            574,400            9,764,800
                                                                  --------------
                                                                      10,130,762
                                                                  --------------
TOTAL COMMON STOCKS
  (Cost $6,229,748,598)                                            6,506,785,307
                                                                  --------------
VENTURE CAPITAL
  INVESTMENTS#  0.8%
  (Cost $113,039,310)                                                 61,834,098
                                                                  --------------
CONVERTIBLE BONDS  0.1%
  (Cost $5,930,000)

ELECTRONICS CAPITAL
  EQUIPMENT  0.1%
Integrated Process Equipment
  6.2%, due 9/15/2004                           $10,000,000            4,187,500
                                                                  --------------


                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                ------------      --------------
SHORT-TERM HOLDINGS  6.9%
FIXED TIME DEPOSITS  6.5%
ABN AMRO Bank,
  Grand Cayman,
  4%, 7/2/2001                                  $ 65,000,000      $   65,000,000
Barclays Bank,
  Grand Cayman,
  4%, 7/2/2001                                    65,000,000          65,000,000
Canadian Imperial Bank
  of Commerce,
  Grand Cayman,
  3.875%, 7/2/2001                                46,800,000          46,800,000
Dexia Bank, Grand Cayman,
  4%, 7/2/2001                                    65,000,000          65,000,000
National Westminster Bank,
  Nassau, 3.938%, 7/2/2001                        65,000,000          65,000,000
PNC Bank, Grand Cayman,
  4%, 7/2/2001                                    83,000,000          83,000,000
Rabobank Nederland,
  Grand Cayman,
  4.125%, 7/2/2001                                83,000,000          83,000,000
                                                                  --------------
TOTAL FIXED TIME DEPOSITS
  (Cost $472,800,000)                                                472,800,000

REPURCHASE AGREEMENT  0.4%
  (Cost $27,000,000)
State Street Bank & Trust, 3.85%,
  dated 6/29/2001, maturing
  7/2/2001, collateralized
  by: $26,055,000 US Treasury
  Notes 6%, 8/15/2009 with a
  fair market value
  of $27,813,712                                  27,000,000          27,000,000
                                                                  --------------
TOTAL SHORT-TERM HOLDINGS
  (Cost $499,800,000)                                                499,800,000
                                                                  --------------

TOTAL INVESTMENTS  98.0%
  (Cost $6,848,517,908)                                            7,072,606,905
OTHER ASSETS
  LESS LIABILITIES  2.0%                                             141,542,007
                                                                  --------------
NET ASSETS  100.0%                                                $7,214,148,912
                                                                  ==============
----------
  * Non-income producing security.
  # Restricted and non-income producing securities. (See Note 7.)
(o) Affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities).
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001

ASSETS:
Investments, at value:
  Stocks and convertible bonds* (cost $6,235,678,598)                               $6,510,972,807
  Venture capital investments (cost $113,039,310)                                       61,834,098
  Short-term holdings (cost $499,800,000)                                              499,800,000             $7,072,606,905
                                                                                     -------------
Cash .............................................................................................                     42,227
Receivable for securities sold ...................................................................                173,087,999
Receivable for Capital Stock sold ................................................................                  7,596,535
Expenses prepaid to shareholder service agent ....................................................                  1,434,136
Receivable for interest and dividends ............................................................                    558,595
Other ............................................................................................                     40,000
                                                                                                               --------------
TOTAL ASSETS .....................................................................................              7,255,366,397
                                                                                                               --------------
LIABILITIES:
Payable for Capital Stock repurchased ............................................................                 18,669,442
Payable for securities purchased .................................................................                  9,543,248
Accrued expenses and other .......................................................................                 13,004,795
                                                                                                               --------------
TOTAL LIABILITIES ................................................................................                 41,217,485
                                                                                                               --------------
NET ASSETS .......................................................................................             $7,214,148,912
                                                                                                               ==============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.10 par value; 1,000,000,000 shares authorized;
  267,737,479 shares outstanding):
  Class A ........................................................................................               $ 14,406,034
  Class B ........................................................................................                  6,427,719
  Class C ........................................................................................                  1,142,937
  Class D ........................................................................................                  4,797,058
Additional paid-in capital .......................................................................              7,701,089,961
Accumulated net investment loss ..................................................................                (50,476,982)
Accumulated net realized loss ....................................................................               (687,326,812)
Net unrealized appreciation of investments .......................................................                224,088,997
                                                                                                               --------------
NET ASSETS .......................................................................................             $7,214,148,912
                                                                                                               ==-===========
NET ASSET VALUE PER SHARE:
CLASS A ($4,080,951,346 / 144,060,337 shares) ....................................................                     $28.33
                                                                                                                       ======
CLASS B ($1,628,931,867 / 64,277,187 shares) .....................................................                     $25.34
                                                                                                                       ======
CLASS C ($289,545,584 / 11,429,374 shares) .......................................................                     $25.33
                                                                                                                       ======
CLASS D ($1,214,720,115 / 47,970,581 shares) .....................................................                     $25.32
                                                                                                                       ======

----------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $2,278,268,094 and a value of $2,608,729,024.
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001

INVESTMENT INCOME:
Interest .......................................................................     $   9,981,776
Dividends* .....................................................................         1,658,829
                                                                                     -------------
TOTAL INVESTMENT INCOME ...........................................................................             $  11,640,605

EXPENSES:
Management fee .................................................................        30,391,918
Distribution and service fees ..................................................        20,460,318
Shareholder account services ...................................................         9,139,177
Registration ...................................................................           741,381
Shareholder reports and communications .........................................           626,465
Custody and related services ...................................................           483,496
Directors' fees and expenses ...................................................            79,854
Auditing and legal fees ........................................................            50,738
Miscellaneous ..................................................................            26,337
                                                                                     -------------
TOTAL EXPENSES ....................................................................................                61,999,684
                                                                                                                 ------------
NET INVESTMENT LOSS ...............................................................................               (50,359,079)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments** .............................................      (426,434,674)
Net change in unrealized depreciation of investments ...........................     1,245,284,778
                                                                                     -------------
NET GAIN ON INVESTMENTS ...........................................................................               818,850,104
                                                                                                                 ------------
INCREASE IN NET ASSETS FROM OPERATIONS ............................................................              $768,491,025
                                                                                                                 ============

----------
 * Includes dividends from affiliated issuers of $336,000.
** Includes net realized gain from affiliated issuers of $40,951,682. See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS ENDED       YEAR ENDED
                                                                                        JUNE 30, 2001     DECEMBER 31, 2000
                                                                                      ----------------    -----------------
OPERATIONS:
Net investment loss ............................................................        $  (50,359,079)   $  (141,996,372)
Net realized gain (loss) on investments ........................................          (426,434,674)       626,848,109
Net change in unrealized appreciation of investments ...........................         1,245,284,778     (4,772,559,997)
                                                                                        --------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..............................           768,491,025     (4,287,708,260)
                                                                                        --------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A .....................................................................                    --       (801,150,741)
   Class B .....................................................................                    --       (337,571,935)
   Class C .....................................................................                    --        (47,428,563)
   Class D .....................................................................                    --       (268,611,237)
                                                                                        --------------    ---------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ......................................                    --     (1,454,762,476)
                                                                                        --------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ..............................................           385,188,172      2,175,128,305
Exchanged from associated Funds ................................................           422,598,730      1,211,359,494
Value of shares issued in payment of gain distributions ........................                    --      1,352,143,309
                                                                                        --------------    ---------------
Total ..........................................................................           807,786,902      4,738,631,108
                                                                                        --------------    ---------------
Cost of shares repurchased .....................................................          (636,929,802)    (1,731,834,586)
Exchanged into associated Funds ................................................          (451,003,583)    (1,245,227,652)
                                                                                        --------------    ---------------
Total ..........................................................................        (1,087,933,385)    (2,977,062,238)
                                                                                        --------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS ..................................................          (280,146,483)     1,761,568,870
                                                                                        --------------    ---------------
INCREASE (DECREASE) IN NET ASSETS ..............................................           488,344,542     (3,980,901,866)

NET ASSETS:
Beginning of period ............................................................         6,725,804,370     10,706,706,236
                                                                                        --------------    ---------------
END OF PERIOD (including accumulated net investment loss of
   $50,476,982 and $117,903, respectively) .....................................       $ 7,214,148,912    $ 6,725,804,370
                                                                                       ===============    ===============

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Communications and Information Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in USdollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

c. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the "Manager"). Securities received as collaterial subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

f. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2001, distribution and service fees were the only class-specific expenses.

g. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

NOTES TO FINANCIAL STATEMENTS

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2001, amounted to $4,391,417,879 and $5,065,653,799, respectively.

   At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $740,997,921 and $516,908,924, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund's average daily net assets, 0.85% per annum of the next $3 billion of the Fund's average daily net assets, and 0.75% per annum of the Fund's average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.85% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $354,968 from sales of Class A shares. Commissions of $2,864,332 and $477,447 were paid to dealers from sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2001, fees incurred under the Plan aggregated $5,066,596, or 0.25% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended June 30, 2001, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $7,993,266, $1,344,430, and $6,056,026, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2001, such charges amounted to $274,670.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 2001, amounted to $106,609.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2001, Seligman Services, Inc. received commissions of $63,630 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $515,852, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $9,139,177 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue

NOTES TO FINANCIAL STATEMENTS

interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 2001, of $107,382 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2001, the Fund did not borrow from the credit facility.


6. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 1,000,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                            CLASS A                                                 CLASS B
                    ---------------------------------------------------------  ----------------------------------------------------
                          SIX MONTHS ENDED              YEAR ENDED                SIX MONTHS ENDED            YEAR ENDED
                            JUNE 30, 2001            DECEMBER 31, 2000              JUNE 30, 2001          DECEMBER 31, 2000
                    ---------------------------  ----------------------------  -------------------------  -------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT         SHARES       AMOUNT        SHARES       AMOUNT
                    ------------  -------------  -----------   --------------  ----------  ------------  -----------  -------------
Sales of shares        8,432,050  $ 233,655,169   23,498,499   $1,072,938,432   2,996,590  $ 73,831,654   14,410,310  $ 604,677,619
Exchanged from
  associated Funds    13,186,572    365,918,943   23,234,462      954,739,058     965,183    24,572,458    3,538,487    140,768,545
Shares issued in
  payment of gain
  distributions               --             --   21,225,238      749,458,463          --            --    9,788,710    309,409,034
                    ------------  -------------  -----------   --------------  ----------  ------------  -----------  -------------
Total                 21,618,622    599,574,112   67,958,199    2,777,135,953   3,961,773    98,404,112   27,737,507  1,054,855,198
                    ------------  -------------  -----------   --------------  ----------  ------------  -----------  -------------
Cost of shares
  repurchased        (14,840,966)  (403,216,832) (29,355,660)  (1,215,237,247) (4,610,251) (112,058,989)  (6,461,012)  (244,410,696)
Exchanged into
  associated Funds   (13,614,044)  (377,792,048) (24,323,033)    (982,598,906) (1,808,703)  (43,008,499)  (3,921,878)  (128,842,673)
                    ------------  -------------  -----------   --------------  ----------  ------------  -----------  -------------
Total                (28,455,010)  (781,008,880) (53,678,693)  (2,197,836,153) (6,418,954) (155,067,488) (10,382,890)  (373,253,369)
                    ------------  -------------  -----------   --------------  ----------  ------------  -----------  -------------
Increase (decrease)   (6,836,388) $(181,434,768)  14,279,506   $  579,299,800  (2,457,181) $(56,663,376)  17,354,617  $ 681,601,829
                    ============  =============  ===========   ==============  ==========  ============  ===========  =============


                                            CLASS C                                               CLASS D
                      ---------------------------------------------------   -----------------------------------------------------
                         SIX MONTHS ENDED              YEAR ENDED                SIX MONTHS ENDED            YEAR ENDED
                           JUNE 30, 2001            DECEMBER 31, 2000              JUNE 30, 2001          DECEMBER 31, 2000
                      ------------------------  -------------------------   -------------------------   -------------------------
                        SHARES       AMOUNT       SHARES        AMOUNT         SHARES       AMOUNT        SHARES       AMOUNT
                      ----------  ------------  ----------   ------------   ----------  -------------   ----------  -------------
Sales of shares        2,028,044  $ 50,699,244   7,538,855   $314,546,556    1,098,661  $  27,002,105    4,455,511  $ 182,965,698
Exchanged from
  associated Funds       417,301    10,832,754     749,860     26,770,431      836,111     21,274,575    2,234,112     89,081,460
Shares issued in
  payment of gain
  distributions               --            --   1,456,562     45,289,695           --             --    7,823,586    247,986,117
                      ----------  ------------  ----------   ------------   ----------  -------------   ----------  -------------
Total                  2,445,345    61,531,998   9,745,277    386,606,682    1,934,772     48,276,680   14,513,209    520,033,275
                      ----------  ------------  ----------   ------------   ----------  -------------   ----------  -------------
Cost of shares
  repurchased           (969,698)  (23,356,199)   (986,510)   (33,757,736)  (4,072,368)   (98,297,782)  (6,458,872)  (238,428,907)
Exchanged into
  associated Funds      (406,956)   (9,587,849) (1,173,295)   (37,199,380)    (873,837)   (20,615,187)  (2,898,364)   (96,586,693)
                      ----------  ------------  ----------   ------------   ----------  -------------   ----------  -------------
Total                 (1,376,654)  (32,944,048) (2,159,805)   (70,957,116)  (4,946,205)  (118,912,969)  (9,357,236)  (335,015,600)
                      ----------  ------------  ----------   ------------   ----------  -------------   ----------  -------------
Increase (decrease)    1,068,691  $ 28,587,950   7,585,472   $315,649,566   (3,011,433) $ (70,636,289)   5,155,973  $ 185,017,675
                      ==========  ============  ==========   ============   ==========  =============   ==========  =============

NOTES TO FINANCIAL STATEMENTS

7. RESTRICTED SECURITIES -- At June 30, 2001, the Fund owned investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of its shares as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at June 30, 2001, are as follows:

INVESTMENTS                               ACQUISITION DATES        COST            VALUE
-----------                               -----------------     ----------       ----------
CONVERTIBLE PREFERRED STOCKS:
 Access Data Corp (Series A)                   3/29/00          $ 1,000,001      $ 1,000,001
 Allegis Corporation (Series E)                8/31/00              674,565          317,274
 Applied Science Fiction (Series E)            9/12/00            2,000,000        2,000,000
 ART Advanced Recognition
   Technologies, Inc. (Series D)               12/6/99            1,001,724          234,613
 Arzoon.com (Series C)                         4/11/00            1,000,369          317,762
 Assentive Solutions (Series AA)
   (formerly iEngineer.com)                    8/12/99            1,000,609          562,414
 Assentive Solutions (Warrants)
   (formerly iEngineer.com)                    8/12/99                   --          118,040
 Bernard Technologies (Series D)               11/8/99            1,001,774          999,999
 Buildnet (Series C)                          10/29/99            1,001,910           56,818
 Chorum Technologies (Series D)               11/10/99            1,001,274        2,200,360
 Chorum Technologies (Series E)                 9/8/00            1,000,006          595,004
 Cielo Communications (Series C)              11/17/99            1,001,387          424,285
 Colo.com (Series C)                          12/17/99            2,000,775               --
 Coventor (Series D)                            3/8/00              999,997        1,321,670
 Coventor (Series F)                           5/25/01               96,003           96,003
 Creative Planet (Series D)                    7/10/00            1,000,000          319,867
 DecisionPoint Applications (Series C)         4/20/00            1,000,629          999,999
 Entegrity Solutions (Series D)                2/16/00            1,001,147        1,000,000
 EoExchange (Series D)                        10/15/99            1,000,770          186,916
 ePolicy (Series B)                             5/2/00            2,000,002        2,000,002
 etang.com (Series B)                           1/6/00            1,003,325          301,200
 EXP.com (Series C)                             6/6/00            1,999,998        1,999,998
 Firetalk Communications (Series E)           12/10/99            2,001,741               --
 FlashPoint Technology (Series E)              9/10/99            1,000,719               --
 Gateway Learning Corporation (Series D)       3/22/00            1,999,998        1,999,998
 Geographic Network Affiliates
   International (Series A)                   12/29/99            2,000,000        1,000,000
 Global Commerce Systems (Series A)             4/6/00               16,360           16,360
 Global Commerce Systems (Series D)             4/6/00            2,983,643        2,983,643
 GMP Companies (Series A)                      9/15/99            1,002,743        5,700,000
 GMP Companies (Series B)                       4/3/00            1,999,998        3,166,664
 Go Solo Technologies (Series A)                4/3/00            2,000,461               --
 Homegain.com (Series C)                      12/29/99            2,000,000          290,000
 HomePoint (Series B)                          1/10/00            1,000,050               --
 iBiquity Digital (Series A)                   1/19/00            1,001,189        1,000,001
 Impresse Corporation (Series C)              11/15/99            1,001,747               --
 Index Stock Imagery (Series F)                3/20/00            1,001,632           47,000
 Informediary Technology Solutions
   (Series C) (formerly AllAdvantage.com)      9/22/99            1,002,134               --
 Informediary Technology Solutions (Series D)   2/3/00              200,001               --
 Interactive Video Technologies (Series B)
   (formerly Softcom)                         12/23/99            1,000,001               --
 Internet Appliance Network (Series B)         1/21/00            2,001,573               --
 Juniper Financial (Series B)                  8/30/00            2,001,328        1,333,395
 Kestrel Solutions (Series D)                  1/25/00            1,000,710        1,000,000
 LifeMasters Supported SelfCare (Series E)     1/31/00            1,033,556        1,033,556
 Lineo (Series C)                              4/28/00            1,000,002          333,334

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS                                ACQUISITION DATES         COST             VALUE
-----------                                -----------------     -----------        ----------
CONVERTIBLE PREFERRED STOCKS: (CONTINUED)
 MaMaMedia (Series D)                            8/6/99          $ 1,001,577        $   83,333
 Metro-OptiX (Series B)                         6/23/00            1,999,998         1,100,617
 MicroCast Incorporated (Series A)         9/15/99 & 12/16/99      1,202,296                --
 MicroCast Incorporated (Series B)              4/6/00               521,001                --
 Moai Technologies (Series D)                  1/25/00             1,999,993           316,843
 More.com (Series D)                          10/22/99             1,000,001                --
 More.com (Series E)                            2/9/00               219,945                --
 NeoPlanet (Series B)                          2/18/00             2,000,001           128,227
 Network Specialists (Series A)                4/14/00             1,999,999         1,999,999
 NeuVis (Series C)                             3/20/00             1,915,761            42,670
 OurHouse (Series D)                           2/11/00             2,000,004         1,000,002
 The Petroleum Place (Series C)                 3/7/00             1,000,015         1,000,015
 PointOne Telecommunications (Series B)        9/24/99             2,000,138                --
 Pointshare Corporation (Series C)              9/9/99             1,000,002         1,000,002
 ProAct Technologies (Series C) (formerly
   Consumer Financial Network)                 3/23/00             2,001,249         3,000,000
 Qpass (Series E)                               5/2/00             1,853,934           934,174
 Qpass (Series F)                           5/2/00 & 5/11/01         306,066           306,064
 RealEstate.com (Series C)                     10/6/99             1,001,553                --
 Reciprocal (Series H)                        11/12/99               999,998            77,884
 ReleaseNow.com (Series E)                     5/24/99             2,000,000           920,000
 ReleaseNow.com (Series F)                     1/14/00             1,000,000           368,000
 Sensable Technologies (Series C)               4/5/00             1,000,001         1,000,001
 Silicon Wave (Series C)                       12/6/99             1,000,624           748,549
 Techies.com (Series C)                        1/27/00             1,999,999            40,000
 Vcommerce (Series B)                          11/2/99             1,002,037         1,393,717
 Vcommerce (Series C)                           8/4/00               200,053           200,054
 w-Technologies (Series A)
   (formerly w-Trade Technologies)             7/20/00             1,009,146           252,287
 XTRA On-Line (Series C)                       7/16/98             2,000,000           189,024
 YOUcentric (Series B)                          3/6/00             1,000,769           389,679
 Yupi Internet (Series C)                      11/5/99             1,000,006            19,167
                                                                ------------       -----------
                                                                  93,272,017        53,466,484
                                                                ------------       -----------
COMMON STOCKS:
 Applied Science Fiction                       3/29/99             3,004,891            10,503
 E-Centives                                    2/18/00             1,000,986            86,005
 MyFamily.com                                  6/30/99               899,994            25,290
 MyFamily.com                                  6/30/99               100,005             1,756
 Rx.com                                    5/24/99 & 6/17/99       5,000,003                --
 SynQuest                                       8/15/00              290,953           154,343
 Verisity                                        3/1/99            3,999,997         7,005,629
 WorldRes.com                              3/18/99 & 11/9/99       3,112,372           741,992
                                                                ------------       -----------
                                                                  17,409,201         8,025,518
                                                                ------------       -----------
CONVERTIBLE PROMISSORY NOTES:
 Go Solo Technologies 8%, 6/19/2001*           3/19/01                83,500                --
 Go Solo Technologies 8%, 8/10/2001            5/24/01                30,000            30,000
 Techies.com 9%, 7/6/2001**                     6/7/00               244,296           244,296
                                                                ------------       -----------
                                                                     357,796           274,296
                                                                ------------       -----------
VENTURE CAPITAL FUND:
 Clearstone Venture Partners (Series D)
   (formerly Bill Gross' idealab!)            12/22/99             2,000,296            67,800
                                                                ------------       -----------
Total                                                           $113,039,310       $61,834,098
                                                                ============       ===========


------------
 *  Security in default.
** Warrants attached.

NOTES TO FINANCIAL STATEMENTS


8. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended June 30, 2001, is as follows:

                                                GROSS GROSS
                                                 PURCHASES       SALES                    REALIZED
                                   BEGINNING        AND           AND        ENDING         GAIN          DIVIDEND       ENDING
AFFILIATE                           SHARES       ADDITIONS    REDUCTIONS     SHARES        (LOSS)          INCOME         VALUE
-------                            ---------    ----------    ----------   ----------   -------------     --------    ------------
Adaptec                            6,000,000            --     6,000,000           --   $(147,868,730)          --              --
Amkor Technology                   9,500,000       500,000            --   10,000,000             --            --    $222,500,000
ATMI                               2,800,000            --            --    2,800,000             --            --      85,540,000
Autodesk                           4,750,000       850,000            --    5,600,000             --      $336,000     208,852,000
Avocent                            2,000,000     1,000,000            --    3,000,000             --            --      67,875,000
C-Cube Microsystems                3,600,000            --     3,600,000           --      19,811,292           --              --
Cognex                             3,000,000            --       230,800    2,769,200       2,892,042           --      93,751,266
CoorsTek                             960,000            --        70,700      889,300        (461,392)          --      33,348,750
Creative Technology                6,200,000            --     6,200,000           --     (59,733,516)          --              --
Credence Systems                   2,800,000            --            --    2,800,000             --            --      67,858,000
CSG Systems International          3,700,000     1,425,000       875,000    4,250,000      27,635,514           --     241,230,000
Dallas Semiconductor               3,725,000            --     3,725,000           --      19,234,876           --              --
DuPont Photomasks                  1,461,900            --            --    1,461,900             --            --      70,397,795
Electro Scientific Industries      2,450,000            --            --    2,450,000             --            --      88,383,750
Electronics for Imaging            4,000,000       966,800            --    4,966,800             --            --     146,768,940
Entegris                           4,033,000       489,500            --    4,522,500             --            --      51,805,238
Integrated Device Technology       5,300,000       700,000     1,000,000    5,000,000     (12,421,249)          --     156,750,000
Lattice Semiconductor              9,400,000            --       400,000    9,000,000       6,571,022           --     222,300,000
Novellus Systems                   8,300,000     1,000,000     6,948,100    2,351,900     163,223,160           --     133,576,160
Orbotech                           2,700,000       300,000            --    3,000,000             --            --     105,915,000
Photronics                         2,500,000            --            --    2,500,000             --            --      64,000,000
Symantec                           5,850,000       350,000            --    6,200,000             --            --     269,111,000
Synopsys                           4,200,000            --       200,000    4,000,000      22,068,663           --     195,580,000
United Microelectronics            2,000,000            --            --    2,000,000              --           --      17,800,000
Veeco Instruments                  1,450,000       174,500            --    1,624,500              --           --      65,386,125
                                                                                          -----------     --------  --------------
Total                                                                                     $40,951,682     $336,000  $2,608,729,024
                                                                                          ===========     ========  ==============

FINANCIAL HIGHLIGHTS



   The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                               CLASS A
                                               -------------------------------------------------------------------
                                                SIX MONTHS              YEAR ENDED DECEMBER 31,
                                                  ENDED       ----------------------------------------------------
                                                 6/30/01        2000      1999       1998        1997        1996
                                               -----------      ----      ----       ----        ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .........    $25.30      $47.25     $30.73     $23.25      $23.51      $21.99
                                                  ------      ------     ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..........................     (0.15)      (0.44)     (0.38)     (0.28)      (0.33)      (0.26)
Net realized and unrealized gain (loss)
  on investments .............................      3.18      (15.82)     22.45       8.11        6.01        2.84
                                                  ------      ------     ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS .............      3.03      (16.26)     22.07       7.83        5.68        2.58
                                                  ------      ------     ------     ------      ------      ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain .        --       (5.69)     (5.55)     (0.35)      (5.94)      (1.06)
                                                  ------      ------     ------     ------      ------      ------
TOTAL DISTRIBUTIONS ..........................        --       (5.69)     (5.55)     (0.35)      (5.94)      (1.06)
                                                  ------      ------     ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ...............    $28.33      $25.30     $47.25     $30.73      $23.25      $23.51
                                                  ======      ======     ======     ======      ======      ======

TOTAL RETURN:                                      11.98%    (37.50)%     74.51%     33.92%      22.95%      11.94%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ..... $4,080,951  $3,817,360 $6,454,961 $3,890,596  $3,107,481  $2,414,672
Ratio of expenses to average net assets ......      1.42%+      1.31%      1.39%      1.44%       1.53%       1.68%
Ratio of net investment income (loss) to
  average net assets .........................    (1.09)%+    (1.01)%    (1.09)%    (1.13)%     (1.21)%     (1.16)%
Portfolio turnover rate ......................     65.83%     106.93%    119.23%    126.70%     164.57%     121.32%



------------
See footnotes on page 21.

FINANCIAL HIGHLIGHTS


                                                            CLASS B                                        CLASS C
                                     ---------------------------------------------------   ---------------------------------------
                                      SIX MONTHS          YEAR ENDEDDECEMBER 31,           4/22/96* SIX MONTHS   YEAR    5/27/99*
                                        ENDED     --------------------------------------      TO       ENDED     ENDED      TO
                                       6/30/01      2000        1999       1998     1997   12/31/96   6/30/01  12/31/00  12/31/99
                                     ----------     ----        ----       ----     ----   -------- ---------- --------  ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING
  OF PERIOD .......................    $22.72      $43.41      $28.75     $21.94   $22.62    $21.51    $22.71    $43.39    $29.39
                                       ------      ------      ------     ------   ------    ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...............     (0.23)      (0.70)      (0.60)     (0.44)   (0.50)    (0.28)    (0.23)    (0.70)    (0.32)
Net realized and unrealized gain
  (loss) on investments ...........      2.85      (14.30)      20.81       7.60     5.76      2.45      2.85    (14.29)    19.87
                                       ------      ------      ------     ------   ------    ------    ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS ..      2.62      (15.00)      20.21       7.16     5.26      2.17      2.62    (14.99)    19.55
                                       ------      ------      ------     ------   ------    ------    ------    ------    ------
LESS DISTRIBUTIONS:
Distributions from net realized
  capital gain ....................        --       (5.69)      (5.55)     (0.35)   (5.94)    (1.06)       --     (5.69)    (5.55)
                                       ------      ------      ------     ------   ------    ------    ------    ------    ------
TOTAL DISTRIBUTIONS ...............        --       (5.69)      (5.55)     (0.35)   (5.94)    (1.06)       --     (5.69)    (5.55)
                                       ------      ------      ------     ------   ------    ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD ....    $25.34      $22.72      $43.41     $28.75   $21.94    $22.62    $25.33    $22.71    $43.39
                                       ======      ======      ======     ======   ======    ======    ======    ======    ======

TOTAL RETURN:                           11.53%     (37.93)%     73.16%     32.89%   21.96%    10.30%    11.54%  (37.92)%    69.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) .................. $1,628,932   $1,515,992 $2,143,570 $1,033,105 $505,342  $120,848  $289,546  $235,243  $120,403
Ratio of expenses to average
  net assets ......................      2.17%+       2.06%      2.14%      2.19%    2.28%     2.44%++   2.17%+    2.06%     2.07%+
Ratio of net investment income
  (loss) to average net assets ....    (1.84)%+     (1.76)%    (1.84)%    (1.88)%  (1.96)%   (1.96)%++ (1.84)%+  (1.76)%   (1.77)%+
Portfolio turnover rate ...........     65.83%      106.93%    119.23%    126.70%  164.57%   121.32%++  65.83%   106.93%   119.23%**


                                                                               CLASS D
                                               --------------------------------------------------------------------
                                                SIX MONTHS                    YEAR ENDED DECEMBER 31,
                                                  ENDED       -----------------------------------------------------
                                                 6/30/01        2000        1999        1998       1997        1996
                                               -----------      ----        ----        ----       ----        ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .........    $22.70       $43.38      $28.72      $21.91     $22.61      $21.35
                                                  ------       ------      ------      ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..........................     (0.23)       (0.70)      (0.60)      (0.44)     (0.50)      (0.40)
Net realized and unrealized gain (loss)
  on investments .............................      2.85       (14.29)      20.81        7.60       5.74        2.72
                                                  ------       ------      ------      ------     ------      ------
TOTAL FROM INVESTMENT OPERATIONS .............      2.62       (14.99)      20.21        7.16       5.24        2.32
                                                  ------       ------      ------      ------     ------      ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain .        --        (5.69)      (5.55)      (0.35)     (5.94)      (1.06)
                                                  ------       ------      ------      ------     ------      ------
TOTAL DISTRIBUTIONS ..........................        --        (5.69)      (5.55)      (0.35)     (5.94)      (1.06)
                                                  ------       ------      ------      ------     ------      ------
NET ASSET VALUE, END OF PERIOD ...............    $25.32       $22.70      $43.38      $28.72     $21.91      $22.61
                                                  ======       ======      ======      ======     ======      ======

TOTAL RETURN:                                      11.54%     (37.93)%      73.24%      32.94%     21.86%      11.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ..... $1,214,720   $1,157,210  $1,987,773  $1,228,237   $945,368    $737,979
Ratio of expenses to average net assets ......      2.17%+       2.06%       2.14%       2.19%      2.28%       2.43%
Ratio of net investment income (loss) to
  average net assets .........................    (1.84)%+     (1.76)%     (1.84)%     (1.88)%    (1.96)%     (1.91)%
Portfolio turnover rate ......................     65.83%      106.93%     119.23%     126.70%    164.57%     121.32%

-------------
 + Annualized.
++ For the year ended December 31, 1996.
 * Commencement of offering of shares.
** For the year ended December 31, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Seligman Communications and Information Fund, Inc., including the portfolio of investments, as of June 30, 2001, and the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of June 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
August 17, 2001

BOARD OF DIRECTORS


JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 3, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 2, 4
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Corporation
TRUSTEE, Committee for Economic Development

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
  Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

----------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

EXECUTIVE OFFICERS



WILLIAM C. MORRIS        THOMAS G. ROSE                    PAUL H. WICK
CHAIRMAN                 VICE PRESIDENT                    VICE PRESIDENT

BRIAN T. ZINO            LAWRENCE P. VOGEL                 FRANK J. NASTA
PRESIDENT                VICE PRESIDENT AND TREASURER      SECRETARY






FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450  Shareholder Services
(800) 445-1777  Retirement Plan Services
(212) 682-7600  Outside the United States
(800) 622-4597  24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

------------
Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK.

                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                 [LOGO OMITTED]

                             J.& W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017
                                www.seligman.com








   THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.



EQCI3  6/01                             [RECYCLE LOGO] Printed on Recycled Paper